PROJECT PROFILE
Riverdale Station East Coon Rapids, MN

PROJECT DESCRIPTION	Riverdale Station East is one phase of a four-part development project headed by Sherman Associates in Coon Rapids, Minnesota. Riverdale Station East will provide 180 units of market-rate housing, and will feature a pool, a well-equipped fitness room, a community garden and community areas, underground and surface parking, and a 24-hour security system. Riverdale Station East is located adjacent to the Riverdale Station, which provides access to the entire Twin Cities metropolitan region.

HIT ROLE	The HIT has purchased $28.4 million of taxable Ginnie Mae construction loan certificates and a permanent loan certificate backed by a HUD/FHA- insured Section 221(d)(4) first mortgage from Jones Lang LaSalle, LLC to provide financing for the project.

SOCIAL IMPACT	The development of Riverdale Station East resulted in the creation of over 150 union construction jobs, boosted the local economy by generating tax revenue, and provided 180 units of transit-oriented market-rate housing. The Riverdale Station East project is the first market-rate apartment project in Coon Rapids in 25 years.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $28.4 million	Total Development Cost $38.3 million	180 Market-Rate Units of Housing	325,700 Hours of Union Construction Work Generated	$8.5 million Tax revenue generated	$77.9 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Riverdale Station East Coon Rapids, MN

“The Project picked up some great momentum after HIT became involved. Within a few months we had closed on the financing.”

— George Sherman, CEO & Owner, Sherman Associates

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com